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                                 EXHIBIT 23(b)


                          CONSENT OF MARTIN & COMPANY
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                                                                 EXHIBIT 23(b)


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report on the consolidated financial statements of InvestArk Bankshares, Inc. dated January 28, 1994 included in the First United Bancshares, Inc.
Form 10-K for the year ended December 31, 1995, into First United Bancshares, Inc's previously filed Registration Statement on Form S-8 (File No. 033-56387).


                                Martin & Company


Little Rock, Arkansas
March 28, 1996.